UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 22, 2004

                         ______________________________


                          SCIENTIFIC GAMES CORPORATION
             (Exact name of registrant as specified in its charter)


                Delaware                                81-0422894
            (State of Incorporation)                   (IRS Employer
                                                      Identification Number)


                                     0-13063
                            (Commission File Number)



                 750 Lexington Avenue, New York, New York 10022
              (Address of registrant's principal executive office)


                                 (212) 754-2233
                         (Registrant's telephone number)

                         ______________________________


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

      On November 24, 2004, Scientific Games Corporation (the "Company") commenced (a) a cash tender offer for any and all of its outstanding 12 1/2% Senior Subordinated Notes due 2010 (the "Notes") and (b) a solicitation of consents to amend the Indenture, dated as of August 14, 2000, by and among the Company (formerly known as Autotote Corporation), certain of the Company's subsidiaries, and The Bank of New York as trustee (as supplemented, the "Indenture"), under which the Notes were issued. As of 5:00 p.m., New York City time, on December 8, 2004, the Company received the requisite number of consents to permit it to amend the Indenture. On December 22, 2004, the Company, certain of the Company's subsidiaries, and The Bank of New York, as trustee, executed a Third Supplemental Indenture (the "Third Supplemental Indenture"), amending the Indenture as described in the Offer to Purchase and Solicitation of Consents dated November 24, 2004 (the "Amendments").

      The Amendments eliminate substantially all of the restrictive covenants and certain event of default provisions contained in the Indenture. The Amendments became operative on December 23, 2004, when the tendered Notes were accepted for purchase by the Company. Notes that were not tendered for purchase in the tender offer remain outstanding and are subject to the terms of the Indenture as modified by the Amendments. The Third Supplemental Indenture is attached hereto as Exhibit 4.1.


Item 8.01  Other Events.

      Scientific Games Corporation issued a press release dated December 23, 2004 announcing that it completed its previously announced refinancing transactions.

      A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits

       4.1 Third Supplemental Indenture, dated as of December 22, 2004, by and among Scientific Games Corporation, the subsidiary guarantors listed on the signature pages thereto and The Bank of New York, as trustee.

      99.1  Press Release of Scientific Games Corporation dated December 23,
2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SCIENTIFIC GAMES CORPORATION


Date: December 28, 2004                By:/s/ Martin E. Schloss
                                          -----------------------------
                                          Name:  Martin E. Schloss
                                          Title:  Vice President and General
                                          Counsel

                                INDEX TO EXHIBIT

Exhibit No. Description

       4.1 Third Supplemental Indenture, dated as of December 22, 2004, by and among Scientific Games Corporation, the subsidiary guarantors listed on the signature pages thereto and The Bank of New York, as trustee.

      99.1  Press Release of Scientific Games Corporation, dated December 23,
            2004.